                                                                   Exhibit 10.52

                                 THIRD AMENDMENT

     THIRD AMENDMENT, dated as of April 14, 1997 (this "AMENDMENT"), to the Loan Agreement, dated as of January 15, 1997, as amended February 28, 1997 and March 31, 1997 (the "LOAN AGREEMENT"), between HOMESIDE LENDING, INC., a Florida corporation (the "BORROWER"), and THE CHASE MANHATTAN BANK, a New York banking corporation (the "Lender").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, pursuant to the Loan Agreement, the Lender has agreed to make, and has made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lender has agreed, that certain provisions of the Loan Agreement be amended in the manner provided for in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I. DEFINED TERMS. Terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement or the Credit Agreement (as such term is defined in the Loan Agreement).

     II. AMENDMENTS TO LOAN AGREEMENT.

     1. AMENDMENTS TO SECTION 1. Section 1 of the Loan Agreement is hereby amended by adding thereto the following definition in the appropriate alphabetical order:

          "THIRD AMENDMENT": the Third Amendment, dated as of April 14, 1997, to this Agreement.

     Section 1 of the Loan Agreement is hereby further amended by adding to the end of the definition of "Collateral" therein the following sentence:

          "If, from time to time, additional collateral is to be included in the Collateral, such additional collateral shall automatically be deemed to be included in Collateral for the purposes hereof upon the submission of a supplement to Schedule I or II, as the case may be, by the Borrower to the Lender, which such supplement shall thereupon be deemed to be a part of this Agreement."

     2. AMENDMENTS TO SECTION 2. Section 2 of the Loan Agreement is hereby amended by adding at the end thereof the following sentence:

          "It is agreed that, notwithstanding the foregoing, the aggregate principal amount of all Loans (other than the Loan referred to in the proviso below for the period set forth therein) outstanding shall not at any time exceed the aggregate value that would be attributable to the Collateral as a component of the HomeSide Tranche A Borrowing Base or the HomeSide Tranche B Borrowing Base, as the case may be, if calculated pursuant to the advance rates set forth in Section 4.1 and 4.2 of the Credit Agreement (but without regard to any characteristics of such Collateral that have been disclosed to Chase on or before the making of the Loan financing or based on such Collateral as characteristics existing on such date that make such assets ineligible for inclusion in the applicable borrowing bases under the Credit Agreement), and the Loans shall immediately be prepaid to the extent of any such excess, PROVIDED that a Loan in an amount of up to $20,000,000 may be made on or after April 14, 1997 without regard to the foregoing borrowing base limitations so long as such Loan does not remain outstanding after the earlier of (a) May 1, 1997, (b) the closing of an offering of debt securities or medium-term notes of the Borrower or Holdings and (c) the effectiveness of the consent letter, dated as of April 10, 1997, among the Borrower and the Required Lenders under the Credit Agreement, in accordance with its terms."

     3. AMENDMENTS TO SECTION 5. Section 5 of the Loan Agreement is hereby amended by adding immediately after the word "Credit Agreement" in clause (d) of such Section 5, the phrase ", or any event of default under Section 5 of the Loan Agreement, dated as of March 14, 1997, among the Borrower, Merrill Lynch Mortgage Capital Inc. and the Lender, as Collateral Agent,".

     III. AMENDMENTS AND ENDORSEMENTS TO THE NOTE.

         1. AMENDMENTS TO THE NOTE. The Note held by the Lender is hereby amended (a) by substituting replacing the name "HomeSide Lending, Inc." appearing in the first clause (b) in the first paragraph of the Note with the phrase "the Borrower or Holdings"; (b) by inserting, at the end of the first paragraph thereof, the following proviso:

         "PROVIDED, that, notwithstanding the foregoing, all Loans made on or after April 14, 1997 and designated by the Lender as "DESIGNATED LOANS" (the "DESIGNATED LOANS") shall be repaid to the Lender in full on the earlier of (a) May 1, 1997, (b) the closing of an offering of debt securities or medium-term notes of the Borrower or Holdings and (c) the effectiveness of the consent letter, dated as of April 10, 1997, among the Borrower and the Required Lenders under the Credit Agreement, in accordance with its terms"; and

(c) by inserting, after the figure "0.5%," and before the word "payable" appearing in the second paragraph of the Note, the phrase "plus, in the case of the Designated Loans, 1/4 of 1%,".

     2. ENDORSEMENT OF THE NOTE. The Borrower hereby requests and authorizes the Lender, and, the Lender hereby agrees, to permanently affix to the Note held by the Lender, as of the Amendment Effective Date (as hereinafter defined) and in any event prior to any transfer of the Note, the following endorsement:

               This Note has been amended pursuant to, and as provided in,
               Section III.1 of the Third Amendment, dated as of April 14, 1997, to the Loan Agreement.

     IV. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date (the "AMENDMENT EFFECTIVE DATE") on which the Lender receives this Amendment duly executed and delivered by a duly authorized officer of the Borrower.

     V. GENERAL.

     1. REPRESENTATION AND WARRANTIES. To induce the Lender to enter into this Amendment, the Borrower confirms, reaffirms and restates to the Lender that, as of the Amendment Effective Date, the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct in all material respects, PROVIDED that the references to the Credit Agreement therein shall be deemed to be references to this Amendment, the Loan Agreement and the Note, as the case may be. Each request by the Borrower that a Loan be made hereunder or under the Loan Agreement, and each borrowing thereof, shall constitute a representation and warranty by the Borrower on the date thereof that all such representations and warranties set forth in the preceding sentence are true and correct in all material respects as if made on such date.

     2. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Lender for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lender.

     3. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Loan Agreement and the Note are and shall remain in full force and effect.

     4. GOVERNING LAW; COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Lender.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        HOMESIDE LENDING, INC.


                                        By: /s/ Debra F. Watkins
                                           -------------------------------
                                        Title: Senior Vice President
                                               ---------------------------


                                        THE CHASE MANHATTAN BANK


                                        By: /s/ Gail Weiss
                                           -------------------------------

                                        Title: Vice President
                                               ---------------------------

173141-1

                                                                   Exhibit 10.53

                                SECOND AMENDMENT

     SECOND AMENDMENT, dated as of April 14, 1997 (this "AMENDMENT"), to the Loan Agreement, dated as of March 14, 1997, as heretofore amended (the "LOAN AGREEMENT"), among HOMESIDE LENDING, INC., a Florida corporation (the "BORROWER"), MERRILL LYNCH MORTGAGE CAPITAL, INC., a Delaware corporation (the "LENDER"), and THE CHASE MANHATTAN BANK, as Collateral Agent hereunder (in such capacity, the "COLLATERAL AGENT") and as "Lender" under the Chase Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, each of the Lender and the Collateral Agent has agreed, that certain provisions of the Loan Agreement be amended in the manner provided for in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I. DEFINED TERMS. Terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement or the Credit Agreement (as such term is defined in the Loan Agreement).

     II. AMENDMENTS TO CREDIT AGREEMENT.

      1. AMENDMENTS TO SECTION 1. Subsection 1.1 of the Loan Agreement is hereby amended by adding thereto the following definition in the appropriate alphabetical order:

     "SECOND AMENDMENT": the Second Amendment, dated as of April 14, 1997, to this Agreement.

     Section 1 of the Loan Agreement is hereby further amended by adding to the end of the definition of "Collateral" therein the following sentence:

               "If, from time to time, additional collateral is to be included in the Collateral, such additional collateral shall automatically be deemed to be included in Collateral for the purposes hereof upon the submission of a supplement to Schedule I or II, as the case may be, by the Borrower to the Lender, which such supplement shall thereupon be deemed to be a part of this Agreement."

     III. AMENDMENTS AND ENDORSEMENTS TO THE NOTE.

         1. AMENDMENTS TO THE NOTE. The Note held by the Lender is hereby amended by (i) deleting the date "April 1, 1997" wherever such date appears therein and substituting in lieu thereof the date "the earlier of (a) May 1, 1997 and (b) the closing of an offering of debt securities or medium-term notes of HomeSide Lending, Inc. is an aggregate principal amount of not less than $85 million" and (ii) deleting the amount "$50,000,000" or "Fifty Million Dollars" wherever such amount appears therein and substituting in lieu thereof the amount "$100,000,000" or "One Hundred Million Dollars", as the case may be.

     2. ENDORSEMENT OF THE NOTE. The Borrower hereby requests and authorizes Lender, and, the Lender hereby agrees, to permanently affix to the Note held by the Lender, as of the Amendment Effective Date (as hereinafter defined) and in any event prior to any transfer of the Note, the following endorsement:

               This Note has been amended pursuant to, and as provided in,
               Section III.1 of the Second Amendment, dated as of April 14, 1997, to the Loan Agreement.

     IV. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date (the "AMENDMENT EFFECTIVE DATE") on which each of the Lender and the Collateral Agent receives (i) this Amendment duly executed and delivered by a duly authorized officer of the Borrower, (ii) such instruments and documents as the Lender or the Collateral Agent requests in connection with the Collateral and the security interest therein granted hereunder, including executed Uniform Commercial Code filings in proper form for filing and acknowledgment agreements relating thereto in form and substance satisfactory to each of the Lender and the Collateral Agent, and (iii) such opinions of counsel to the Borrower as the Lender or the Collateral Agent shall request and certified copies of the resolutions of the Board of Directors of the Borrower authorizing this Amendment and the borrowings and security interests contemplated hereby.

     V. GENERAL.

     1. REPRESENTATION AND WARRANTIES. To induce each of the Lender and the Collateral Agent to enter into this Amendment, the Borrower confirms, reaffirms and restates to each of the Lender and the Collateral Agent that, as of the Amendment Effective Date, the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct in all material respects, PROVIDED that the references to the Credit Agreement therein shall be deemed to be references to this Amendment, the Loan Agreement and the Note, as the case may be. Each request by the Borrower that a Loan be made hereunder or under the Loan Agreement, and each borrowing thereof, shall constitute a representation and warranty by the Borrower on the date thereof that all such representations and warranties set forth in the preceding sentence are true and correct in all material respects as if made on such date.

     2. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Lender and the Collateral Agent for all of their out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to each of the Lender and the Collateral Agent.

     3. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Loan Agreement and the Note are and shall remain in full force and effect.

     4. GOVERNING LAW; COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower, the Lender and the Collateral Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                        HOMESIDE LENDING, INC.


                                        By: /s/ Debra F. Watkins
                                           -------------------------------
                                        Title: Senior Vice President
                                               ---------------------------


                                        MERRILL LYNCH MORTGAGE CAPITAL, INC.


                                        By: /s/ Ron Kramer
                                           -------------------------------


                                        Title: Managing Director
                                               ---------------------------


                                        THE CHASE MANHATTAN BANK, as Lender
                                        under the Chase Agreement and as
                                        Collateral Agent hereunder

                                        By: /s/ Gail Weiss
                                           -------------------------------

                                        Title: Vice President
                                               ---------------------------
173127-1